UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2015

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REDWOOD TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-13759	68-0329422
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Belvedere Place

Suite 300

Mill Valley, California 94941

(Address of principal executive offices and Zip Code)

(415) 389-7373

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

_______________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Compensatory Arrangements of Certain Officers.

(e) At a meeting held on December 16, 2015, the Compensation Committee of the Board of Directors of Redwood Trust, Inc. (the “Company”) considered and approved the following compensation matters for the officers of the Company noted below. Further disclosure regarding these and other compensation matters will be included (i) in the Compensation Discussion and Analysis section of the Company’s 2016 Annual Proxy Statement to be filed with the Securities and Exchange Commission (“SEC”) in advance of the Company’s 2016 Annual Meeting of Stockholders, which meeting is currently scheduled to take place on May 17, 2016 or (ii) in other reports filed with the Securities and Exchange Commission.

2015 Year-End Long-Term Equity Compensation Awards. On December 16, 2015, the Compensation Committee made 2015 year-end long-term equity compensation awards to certain officers of the Company. Two different types of equity awards were granted: Deferred Stock Units (“DSUs”) and Performance Stock Units (“PSUs”). The terms of each of these two types of awards are summarized below.

•	The DSUs granted on December 16, 2015 will vest over four years, with 25% of each award vesting on January 31, 2017, and an additional 6.25% vesting on the last day of each subsequent quarter (beginning with the quarter ending March 31, 2017), with full vesting of the final 6.25% on December 15, 2019. Shares of Company common stock underlying these DSUs will be distributed to the recipients in shares of common stock not later than December 31, 2019, unless distribution is electively deferred by a recipient under the terms of the Company’s Executive Deferred Compensation Plan. The number of DSUs granted to each officer was determined based on a dollar amount for each award divided by the closing price of the Company’s common stock on the New York Stock Exchange (“NYSE”) on the grant date.

•	Each DSU granted on December 16, 2015 had a grant date fair value of $13.02, which was determined in accordance with FASB Accounting Standards Codification Topic 718 at the time the grant was made. The terms of the DSUs granted on December 16, 2015 are generally consistent with the terms of the 2014 year-end long-term equity compensation awards made to Named Executive Officers. The terms of these DSUs are set forth in the Form of Deferred Stock Unit Award Agreement (which is included as Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2014, filed on August 8, 2014) and the 2014 Redwood Trust, Inc. Incentive Award Plan (which is included as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2014, filed on August 8, 2014) (the “2014 Incentive Plan”). The terms of the DSUs include, without limitation, provisions relating to dividend equivalent rights, forfeiture, mandatory net settlement for income tax withholding purposes, and change-in-control that are set forth in the above-referenced Form of Deferred Stock Unit Award Agreement and 2014 Incentive Plan, but which are not summarized above.

•	The PSUs granted on December 16, 2015 are performance-based equity awards under which the number of underlying shares of Company common stock that vest and that the recipient becomes entitled to receive at the time of vesting will generally range from 0% to 200% of the target number of PSUs granted, with the target number of PSUs granted being adjusted to reflect the value of any dividends declared on Company common stock during the vesting period (as further described below). Vesting of these PSUs will generally occur at the end of three years (on December 15, 2018) based on three-year total stockholder return (“TSR”), as follows:

o	If three-year TSR is negative, then 0% of the PSUs will vest;

o	If three-year TSR is 25%, then 100% of the PSUs will vest;

-	If three-year TSR is between 0% and 25%, then between 0% and 100% of the PSUs will vest determined based on a straight- line, mathematical interpolation between the applicable vesting percentages;

o	If three-year TSR is greater than or equal to 125%, then 200% of the PSUs will vest; and

-	If three-year TSR is between 25% and 125%, then between 100% and 200% of the PSUs will vest determined based on a straight-line, mathematical interpolation between the applicable vesting percentages.

Under the terms of the PSUs, three-year TSR is defined as the percentage by which the Per Share Price (defined below) as of December 15, 2018 has increased or decreased, as applicable, relative to the Per Share Price as of December 16, 2015 ($13.34), adjusted to include the impact on such increase or decrease that would be realized if all cash dividends declared on a share of Company common stock during such three-year period were reinvested in Company common stock.

“Per Share Price” shall mean as of any date, the average of the closing prices of a share of Company common stock on the NYSE during the forty (40) consecutive trading days ending on the trading day prior to such date.

Subject to vesting, shares of Company common stock underlying these PSUs will be distributed to the recipients not later than December 31, 2018, unless distribution is electively deferred by a recipient under the terms of the Company’s Executive Deferred Compensation Plan. At the time of vesting, the value of any dividends declared during the vesting period will be reflected in the PSUs by increasing the target number of PSUs granted by an amount corresponding to the incremental number of shares of Company common stock that a stockholder would have acquired during the three-year TSR measurement period had all dividends during that period been reinvested in Company common stock. Between the vesting of these PSUs and the delivery of the underlying shares of Company common stock, the underlying vested award shares will have attached dividend equivalent rights, resulting in the payment of dividend equivalents each time the Company declares a common stock dividend during that period.

Each PSU granted on December 16, 2015 had a grant date fair value of $9.46, which was determined in accordance with FASB Accounting Standards Codification Topic 718 at the time the grant was made. The terms of these PSUs are set forth in the Form of Performance Stock Unit Award Agreement (which is included as Exhibit 10.3 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2014, filed on February 25, 2015) and the 2014 Incentive Plan. The terms of the PSUs include, without limitation, provisions relating to forfeiture, retirement, mandatory net settlement for income tax withholding purposes, and change-in-control that are set forth in the above-referenced Form of Performance Stock Unit Award Agreement and 2014 Incentive Plan, but which are not summarized above.

In accordance with the requirements of Item 5.02(e) of Form 8-K, the 2015 year-end long-term equity compensation awards granted on December 16, 2015 to the following officers of the Company are set forth in the table below:

	Deferred Stock Units (“DSUs”)		Performance Stock Units (“PSUs”)
	#	Aggregate Grant Date Fair Value(1)(2)	#	Aggregate Grant Date Fair Value(1)(2)
Martin S. Hughes, Chief Executive Officer	86,405	$1,125,000	118,921	$1,125,000

Brett D. Nicholas, President	61,443	$800,000	84,566	$800,000

Christopher J. Abate, Chief Financial Officer	42,242	$550,000	58,139	$550,000

Fred J. Matera, Chief Investment Officer	42,242	$550,000	58,139	$550,000

Andrew P. Stone, General Counsel	26,881	$350,000	36,997	$350,000

(1)	Determined in accordance with FASB Accounting Standards Codification Topic 718 at the time the grant was made.
(2)	Rounded to nearest $100.00 increment.

2016 Base Salaries.  On December 16, 2015, the Compensation Committee made determinations regarding the 2016 base salaries of certain officers of the Company.  In accordance with the requirements of Item 5.02(e) of Form 8-K, the 2016 base salaries of the following officers of the Company are set forth in the table below, together with the percentage increase from their 2015 base salaries:

		% Change from
	2016 Base Salary	2015 Base Salary
Martin S. Hughes, Chief Executive Officer	$750,000	0%

Brett D. Nicholas, President	$600,000	0%

Christopher J. Abate, Chief Financial Officer	$475,000	11.8%

Fred J. Matera, Chief Investment Officer	$500,000	0%

Andrew P. Stone, General Counsel	$375,000	0%

2016 Target Annual Bonuses.  On December 16, 2015, the Compensation Committee made determinations regarding the 2016 target annual bonuses of certain officers of the Company.  As in past years, target annual bonuses for these officers for 2016 will continue to be weighted 75% on the achievement of overall Company financial performance (which portion of the annual bonus is also referred to as the Company performance bonus) and 25% on the achievement of pre-established individual goals performance (which portion of the annual bonus is also referred to as the individual performance bonus).  In accordance with the requirements of Item 5.02(e) of Form 8-K, the 2016 target annual bonuses of the following officers of the Company are set forth in the table below, together with a comparison to their target annual bonuses for 2015.

	2016 Target Annual Bonus (as a % of 2016 Base Salary)	% Change from 2015 Target Annual Bonus Percentage (%)	2016 Target Annual Bonus ($)
Martin S. Hughes, Chief Executive Officer	175%	0%	$1,312,500

Brett D. Nicholas, President	165%	0%	$990,000

Christopher J. Abate, Chief Financial Officer	140%	21.7%	$665,000

Fred J. Matera, Chief Investment Officer	140%	0%	$700,000

Andrew P. Stone, General Counsel	110%	0%	$412,500

Subsequent Compensation Matter Determinations.  At one or more subsequent meetings of the Compensation Committee, additional determinations regarding compensation matters for executive officers and other employees of the Company will be made.  These matters will include, without limitation, determinations regarding 2015 annual Company performance bonuses, 2015 annual individual performance bonuses, and the 2016 Company performance bonus formula.  As required by SEC regulations, determinations relating to these matters will be disclosed on Form 8-K (or Form 10-K) and/or within the Company’s 2016 Annual Proxy Statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 16, 2015	REDWOOD TRUST, INC.

	By:	/s/ Andrew P. Stone
Andrew P. Stone
General Counsel & Secretary